                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-13405 and File No. 333-81023) of Ambassadors International, Inc. of our report dated February 2, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP

Spokane, Washington
February 28, 2001